Exhibit 99.2
UniSource Energy Corporation
Supplemental Earnings & Outlook Information
February 24, 2010
TABLE OF CONTENTS

Safe Harbor and Non-GAAP Measures	1
Earnings Outlook & Assumptions	2-4
Year-over-Year Earnings Variance	5
TEP Utility Gross Margin	6
TEP Retail & Long-Term Wholesale Gross Margins	7
Operations & Maintenance Components	8
TEP Operating Statistics	9
UES Operating Statistics	10
Basic & Diluted Shares Outstanding	11
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

1

UniSource Energy 2010 diluted earnings per share estimate: $2.75 — $3.00 per share

	Actual	Estimated
Key Assumptions	2009	2010E	2011E	2012E
	-$ in millions-
UniSource Consolidated
Base Utility O&M (TEP + UES)	$277	$281
Less: Consolidating Adj. & Other Segment O&M	(7)	(6)
Base Consolidated O&M	$270	$275
Change vs. Prior Year		1.9%	See next page
Effective Income Tax Rate	38.2%	40%

TEP
Retail Sales — Actual (GWh)	9,370	9,330
Change vs. Prior Year	-1.4%	-0.4%	1% - 2% / year
Retail Sales — Weather Normalized (GWh)	9,284

Retail Customers	401,608
Change vs. Prior Year	0.4%	0.3%	1% - 1.5% / year

Pre-Tax Benefits Related to the Operation of Springerville Unit 4	$0	$8	$8	$8

Capital Lease Amortization	$26	$15	$13	$13
Capital Lease Interest Expense [1]	$40	$40	$39	$34

Interest on Short-Term and L-T Debt (excl. cap. lease int. expense)	$38	$40-45

UES
UNS Gas Retail Customers	146,275
Change vs. Prior Year	0.4%	0-1% / year

UNS Electric Retail Customers	90,267
Change vs. Prior Year	0.6%	0-1% / year

UNS Electric Retail Sales (GWh)	1,784
Avg. Change vs. Prior Year	7.3%	0.5% - 3.5% / year

UNS Gas Retail Sales (Millions of Therms)	107.9
Avg. Change vs. Prior Year	-3.6%	1.5% - 3.0% / year

[1]	Net of interest income on investment in lease debt

2

2010 KEY ASSUMPTIONS
Depreciation on TEP’s Transmission Assets
In January 2010, TEP completed an updated depreciation study which indicated that its transmission assets' depreciable lives should be extended. As a result, TEP adopted new transmission depreciation rates effective January 2010 which will have the effect of reducing depreciation expense for transmission assets by approximately $14 million in 2010.
Impact of Purchase of Sundt Unit 4 — Assumed to Close by March 31, 2010
We expect net benefits of purchasing Sundt Unit 4 - excluding the cost of capital - to be about $12 million in 2010, compared with 2009. This includes: a $6 million reduction in depreciation expense ($9 million decrease related to extending the depreciation on leasehold improvements made to the unit partially offset by a $3 million increase in depreciation expense on the facility); and a $6 million decrease in capital lease amortization.
Other Assumptions
▶	UNS Gas rate case resolution in March 2010

▶	UNS Electric rate case resolution in 2nd half of 2010

▶	Avg. shares outstanding: 40 million fully diluted; 36 million basic
•	Fully diluted EPS calculation incorporates $4.4 million of after-tax interest savings as if the $150 million of convertible notes were converted to common stock

2010 FORECAST SENSITIVITIES

	Pre-Tax	After-Tax	Per Diluted
2010 Sensitivities	(millions)	(millions)	Share
1% Change
UNS Base O&M	$2.8	$1.6	$0.04
TEP Retail kWh Sales	$6.0	$3.6	$0.08
Rate on Un-hedged TEP Var. Rate Debt	$3.1	$1.9	$0.05

2011-2012 OUTLOOK
UNS Consolidated Base O&M
▶	Long-term average base O&M growth of 4% per year

▶	The frequency and duration of planned generating outages varies from year to year, which causes variability in O&M growth

▶	Current O&M estimate for 2011 includes an approximate $5 million increase in planned outage O&M compared with 2010

3

TEP
▶	Modifications to terms of 100 MW long-term wholesale sales contract with Salt River Project
•	Beginning in June 2011, price of energy based on a slight discount to Palo Verde Index

•	Minimum annual energy purchase of 876 GWhs
▶	Financing Activity
•	TEP $341 million letter of credit (LOC) facility expires in August 2011
▶	2009 average all-in cost of LOC was approximately 0.70%

▶	If refinanced under current market conditions, the avg. all-in cost of LOC would be approximately 2.25% to 2.75%

▶	A 1% change in estimated pricing would increase annual interest expense by $3.4 million pre-tax or $0.05 per diluted share
•	TEP $150 million revolving credit facility matures in August 2011
▶	Current pricing is LIBOR + 0.45%

▶	If refinanced under current market conditions, the rate would be approximately LIBOR plus a margin of approximately 2.00% to 2.50%

Potential New Customer

Rosemont Copper Mine
In 2007, Augusta Resources Corporation (Augusta) filed a plan of operations with the United States Forest Service (USFS) for the proposed Rosemont Copper Mine near Tucson, Arizona. Augusta is waiting for an environmental impact statement from the USFS before it can begin construction and operation of the mine. If the Rosemont Copper Mine begins full production, it would become TEP’s largest retail customer, with an estimated annual load of up to 110 MW. TEP cannot predict if or when the mine will commence operations. TEP’s assumptions for estimated retail kWh sales growth do not include the potential sales related to this mine.

4

YEAR OVER YEAR EARNINGS VARIANCE EXPLANATION

$ in millions	Pre-Tax	After Tax
2008 UniSource Energy Net Income		$14.0

TEP 2009 vs. 2008
Change in Revenues
Higher retail revenues (excluding REST and DSM revenues) due to TEP’s new rate stucture and hot summer weather during the 3rd quarter.	39.8	24.6

Lower long-term wholesale electric and transmission revenues due to lower sales volumes.	(7.5)	(4.6)

Change in PPFAC-Related Expenses

Lower fuel and purchased power expense (net of short-term wholesale revenues) resulting primarily from a decline in the wholesale market price for power and natural gas.	61.9	38.3

Change in TEP Utility Gross Margin	$94.2	$58.2

Change in Other Expenses and Income

Higher base O&M due to an increase in pension expense and higher generating plant maintenance expense.	(10.8)	(6.7)

Higher depreciation and amortization due to: additions to plant in service; new depreciation rates for generation assets; amortization of regulatory assets resulting from the 2008 TEP Rate Order; and an adjustment related to an investment in lease equity made in 2006.	(26.9)	(16.6)

Higher Other Income due in part to: an adjustment related to an investment in lease equity made in 2006; and interest income related to an income tax refund and a company owned life insurance policy.	10.2	6.3

Lower interest expense due primarily to lower rates on variable rate debt and lower balances of capital lease obligations.	11.3	7.0

Other Changes	1.1	0.7

Change in TEP’s Other Expenses and Income	($15.1)	($9.4)

Other Changes
Deferral of Revenues after TRA amortized in May 2008	58.1	35.9
TRA amortization expense in 2008	23.9	14.8
Gain Recorded in Fuel Expense Related to Reinstatement of Regulatory Accounting	(32.0)	(19.8)
Reimbursed Fuel and Purchased Power, and Provision for Wholesale Sales Refund	8.3	5.1

Total TEP Change 2009 vs. 2008	$137.4	$84.9

Other Changes 2009 vs. 2008

UNS Gas Change in Net Income		(1.2)
Lower retail therm sales resulting from weakened economic conditions

UNS Electric Change in Net Income		2.2
Rate increase in June 2008, hot summer weather and a new mining customer.

Other
Results include an after-tax gain at Millennium from the sale of Sabinas ($3.6 million). Results also include UED and consolidating adjustments.		4.4

Total Change in UNS Net Income		90.3

2009 UniSource Energy Net Income		$104.3

5-Variance Explanation

TEP UTILITY GROSS MARGIN

	Year End		4th Quarter
(millions)	2009	2008	2009	2008
Retail Electric Revenues (Excluding DSM & REST)	$842.1	$802.3	$176.8	$175.2
Long-Term Wholesale Electric Sales	48.2	57.5	13.6	14.3
Wholesale Transmission Revenues	19.0	17.2	6.5	4.3

Total	$909.3	$877.0	$196.9	$193.8

Less Fuel, Purchased Power and Transmission Expense
Fuel	281.7	290.0	72.9	38.4
Reimbursed Fuel	(5.0)	(5.1)	(1.7)	(0.9)
Gain Recorded in Fuel Expense Related to Reinstatement of Regulatory Accounting	0.0	24.0	0.0	24.0
Purchased Power	142.2	238.0	29.8	26.8
Increase (Decrease) to Reflect PPFAC Recovery	(20.7)	0.0	(3.8)	0.0
REST Included in PPFAC	(7.5)	0.0	(7.4)	0.0
Transmission	3.1	10.5	0.6	0.9
Short-Term Wholesale Electric Sales	(83.5)	(185.2)	(22.8)	(33.4)

Fuel, Purchased Power and Transmission Expense Net of Short-Term Wholesale Revenues	310.3	372.2	67.6	55.8

Utility Gross Margin (non-GAAP)	$599.0	$504.8	$129.3	$138.0

Reconciling Line Items to Operating Income
CTC Revenue Subject to Refund	0.0	(58.1)	0.0	(13.7)
Provision for Wholesale Sales Refunds	(4.2)	0.0	(4.2)	0.0
Other Revenue	82.7	71.9	23.6	17.2
REST & DSM Revenues	25.4	3.2	15.5	2.4
Gain Recorded in Fuel Expense Related to Reinstatement of Regulatory Accounting	0.0	24.0	0.0	24.0

Other Operating Expenses (Income):
Reimbursed Fuel	5.0	5.1	1.7	0.9
REST Expense Included in PPFAC	7.5	0.0	7.4	0.0
Other Operations & Maintenance	289.8	256.6	76.7	72.7
Depreciation & Amortization	152.9	126.0	38.3	32.8
Amortization of Transition Recovery Asset	0.0	23.9	0.0	0.0
Taxes Other Than Income Taxes	37.6	31.7	8.2	2.5

Operating Income (GAAP)	$210.1	$102.5	$31.9	$59.0

6-TEP Gross Margin

TEP — RETAIL AND LONG-TERM WHOLESALE MARGIN

	Year-End	Q4
RETAIL REVENUES (CENTS / KWH)	2009	2009
Avg. Non-Fuel Rates
Residential	6.48	6.33
Commercial	8.04	7.95
Industrial	4.59	4.53
Mining	2.93	2.77
Other	5.00	4.96

Total Average Non-Fuel Rate	5.93	5.73
Avg. Base Fuel and PPFAC Rate	3.05	2.90
Avg. REST & DSM Rate	0.27	0.76

Avg. Total Retail Rate	9.26	9.39

	Year-End	Q4
RETAIL NON-FUEL REVENUES* (MILLIONS)	2009	2009
Residential	$253.3	$49.2
Commercial	159.9	35.3
Industrial	99.1	22.4
Mining	31.2	7.5
Other	12.5	3.1

Total Retail Non-Fuel Revenues	$556.0	$117.5
Base Fuel and PPFAC Revenues	286.1	59.4
REST & DSM Revenues	25.4	15.5

Total Electric Retail Revenues	$867.5	$192.3

*	Retail non-fuel revenues exclude fuel, PPFAC, REST/DSM charges

	Year-End	Q4
LONG-TERM WHOLESALE GROSS MARGIN (MILLIONS)	2009	2009

Long-term Wholesale Revenues	$48.2	$13.6
Fuel and Purchased Power Expense	24.2	8.2

Net	$24.0	$5.4

7-Margin Revenues

UNISOURCE ENERGY AND TEP O&M

UniSource Energy	Year-End		4th Quarter
O&M Components	2009	2008	2009	2008
	-millions-		-millions-
TEP Base O&M (Non-GAAP)	$231.0	$220.2	$57.5	$62.3
UNS Gas O&M	24.7	25.0	6.4	6.6
UNS Electric O&M	20.8	20.8	6.5	5.5

Total Base Utility O&M	276.5	266.0	70.4	74.4
Consolidating Adjustments & Other	(7.0)	(8.5)	(1.5)	(2.6)

UniSource Energy Base O&M (Non-GAAP)	$269.5	$257.5	$68.9	$71.8
Reimbursed O&M Related to Springerville Units 3 and 4	40.9	35.2	11.2	9.0
O&M Related to Customer-funded Renewable Energy and DSM Programs	23.5	5.0	10.4	3.3
Reinstatement of regulatory accounting	0.0	(1.0)	0.0	(1.0)
Gain on the Sale of SO2 Emissions Allowances	0.0	(1.0)	0.0	0.0

UniSource Energy O&M (GAAP)	$333.9	$295.7	$90.5	$84.1

TEP O&M Components	2009	2008	2009	2008
	-millions-		-millions-
Wages, A&G, Other	$149.6	$153.2	$34.3	$47.1
Generating Plant Maintenance Expense	64.2	58.7	19.2	13.1
Pension and Postretirement Benefits Expense	17.3	8.3	4.1	2.1

TEP Base O&M (Non-GAAP)	$231.0	$220.2	$57.5	$62.3
Reimbursed O&M Related to Springerville Units 3 and 4	40.9	35.2	11.2	9.0
O&M Related to Customer-funded Renewable Energy and DSM Programs	17.9	3.2	8.0	2.4
Reinstatement of regulatory accounting	0.0	(1.0)	0.0	(1.0)
Gain on the Sale of SO2 Emissions Allowances	0.0	(1.0)	0.0	0.0

TEP O&M (GAAP)	$289.8	$256.6	$76.7	$72.7

8 — O&M

TEP — RETAIL OPERATING STATISTICS

	3 Months Ended Dec. 31				Year-End
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	364,847	363,367	1,480	0.4%	364,755	362,732	2,023	0.6%
Commercial	35,746	35,390	356	1.0%	35,660	35,143	517	1.5%
Industrial	629	633	(4)	-0.6%	630	635	(6)	-0.9%
Mining	3	3	—	0.0%	2	2	—	0.0%
Other	61	61	—	0.0%	61	61	—	0.0%

Total	401,286	399,454	1,832	0.5%	401,108	398,573	2,535	0.6%

RETAIL SALES — MWH
Residential	776,536	774,749	1,787	0.2%	3,905,696	3,852,707	52,989	1.4%
Commercial	443,842	464,655	(20,813)	-4.5%	1,988,356	2,034,453	(46,097)	-2.3%
Industrial	494,167	524,044	(29,877)	-5.7%	2,160,946	2,263,706	(102,760)	-4.5%
Mining	272,039	280,331	(8,292)	-3.0%	1,064,830	1,095,962	(31,132)	-2.8%
Other	62,556	62,704	(148)	-0.2%	250,915	255,817	(4,902)	-1.9%

Total	2,049,140	2,106,483	(57,343)	-2.7%	9,370,743	9,502,645	(131,902)	-1.4%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,128	2,132	(4)	-0.2%	10,708	10,621	87	0.8%
Commercial	12,417	13,130	(713)	-5.4%	55,759	57,891	(2,132)	-3.7%
Industrial	785,639	827,874	(42,235)	-5.1%	3,430,073	3,564,891	(134,818)	-3.8%
Mining	90,679,667	93,443,667	(2,764,000)	-3.0%	532,415,000	547,981,000	(15,566,000)	-2.8%
Other	1,025,508	1,027,934	(2,426)	-0.2%	4,113,361	4,193,721	(80,361)	-1.9%

Total	5,106	5,273	(167)	-3.2%	23,362	23,842	(480)	-2.0%

RETAIL REVENUES — MILLIONS
Residential	$72.2	$69.9	$2.3	3.3%	$377.8	$351.1	$26.7	7.6%
Commercial	48.0	48.5	(0.5)	-1.1%	219.7	211.6	8.1	3.8%
Industrial	36.6	37.9	(1.3)	-3.4%	163.7	164.8	(1.1)	-0.7%
Mining	15.2	14.2	1.0	7.1%	61.0	55.6	5.4	9.7%
Other	4.9	4.7	0.2	3.5%	19.9	19.1	0.7	3.8%

Total	$176.9	$175.2	$1.7	1.0%	$842.1	$802.3	$39.8	5.0%

DSM / REST	15.5	2.4	13.1	N/M	25.4	3.2	22.2	N/M

Total Retail Revenues	$192.3	$177.6	$14.7	8.3%	$867.5	$805.5	$62.0	7.7%

WEATHER — COOLING DEGREE DAYS
Actual	NM	NM			1,599	1,336	263	19.7%
10-Year Average	NM	NM			1,469	1,431
% Change Actual vs. 10-Year Avg.	.				8.8%	-6.6%
WEATHER — HEATING DEGREE DAYS
Actual	578	480	98	20.4%	1,287	1,367	(80)	-5.9%
10-Year Average	585	578			1,434	1,444
% Change Actual vs. 10-Year Avg.	. -1.2%	-17.0%			-10.3%	-5.3%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices Palo Verde Index — $/MWh
On Peak	$40.13	$45.07	($4.94)	-11.0%	$34.89	$72.11	($37.22)	-51.6%
Off Peak	$30.49	$33.90	($3.41)	-10.1%	$24.35	$52.99	($28.64)	-54.0%
Avg. Natural Gas Prices Permian Index — $/MMBtu	$4.03	$4.24	($0.21)	-5.0%	$3.34	$7.41	($4.07)	-54.9%
9 — TEP Operating Stats

UNS GAS — OPERATING STATISTICS

	3 Months Ended Dec. 31				Year-End
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	133,285	132,700	585	0.4%	132,776	132,579	197	0.1%
Commercial	11,364	11,430	(66)	-0.6%	11,372	11,447	(75)	-0.7%
All Other	1,115	1,106	9	0.8%	1,111	1,106	5	0.5%

Total	145,764	145,236	528	0.4%	145,259	145,132	127	0.1%

RETAIL SALES — THOUSANDS OF THERMS
Residential	25,088	22,188	2,900	13.1%	69,641	72,093	(2,453)	-3.4%
Commercial	10,018	9,309	708	7.6%	29,622	30,990	(1,368)	-4.4%
All Other	3,123	2,836	287	10.1%	8,626	8,886	(260)	-2.9%

Total	38,228	34,333	3,895	11.3%	107,888	111,970	(4,081)	-3.6%

RETAIL USAGE — THERMS/CUSTOMER
Residential	188.2	167.2	21	12.6%	524	544	(19)	-3.5%
Commercial	881.5	814.5	67	8.2%	2,605	2,707	(102)	-3.8%
RETAIL REVENUES — MILLIONS
Non-Fuel Revenues:
Residential	$11.5	$10.6	0.9	8.5%	$36.0	$37.0	(1.0)	-2.7%
Commercial	3.1	2.9	0.2	6.2%	9.6	10.0	(0.4)	-4.2%
All Other	0.7	0.7	0.0	6.4%	2.0	2.1	(0.1)	-5.0%

Total	$15.3	$14.2	$1.1	7.9%	$47.6	$49.1	($1.5)	-3.1%
DSM Revenues	0.3	0.2	0.1	50.0%	0.7	0.4	0.3	62.8%
Transport/NSP Revenues	4.0	6.7	(2.7)	-40.5%	16.3	28.8	(12.5)	-43.3%
Fuel Revenues:
Recovered from Customers	26.6	30.5	(3.9)	-12.8%	84.8	93.6	(8.8)	-9.4%

Total Gas Revenues	$46.1	$51.5	($5.4)	-10.5%	$149.4	$171.9	($22.5)	-13.1%

WEATHER — HEATING DEGREE DAYS
Actual	8,592	7,413	1,179	15.9%	20,470	21,003	(533)	-2.5%
10-Year Average	8,092				20,900
% Change Actual vs. 10-Year Avg.	6.2%				-2.1%

UNS ELECTRIC — OPERATING STATISTICS

	3 Months Ended Dec. 31				Year-End
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	79,553	79,154	399	0.5%	79,483	79,378	105	0.1%
Commercial	10,328	10,349	(21)	-0.2%	10,330	10,334	(4)	0.0%
All Other	291	279	12	4.3%	287	275	12	4.4%

Total	90,172	89,782	390	0.4%	90,100	89,987	113	0.1%

RETAIL SALES — MWH
Residential	162,218	155,732	6,486	4.2%	813,796	822,497	(8,701)	-1.1%
Commercial	129,300	134,123	(4,823)	-3.6%	607,928	619,581	(11,653)	-1.9%
Industrial	52,712	44,391	8,321	18.7%	196,985	189,082	7,903	4.2%
Mining	46,831	12,097	34,734	NM	163,474	29,921	133,553	NM
Other	634	565	69	12.2%	2,220	2,237	(17)	-0.8%

Total	391,695	346,908	44,787	12.9%	1,784,403	1,663,318	121,085	7.3%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,039	1,967	72	3.6%	10,239	10,362	(123)	-1.2%
Commercial	12,519	12,960	(441)	-3.4%	58,851	59,956	(1,105)	-1.8%
RETAIL REVENUES — MILLIONS
Non-Fuel Revenues:
Residential	$4.3	$4.1	0.2	4.9%	$20.5	$22.3	(1.8)	-8.1%
Commercial	4.2	5.0	(0.8)	-16.0%	21.4	21.3	0.1	0.5%
Industrial	1.7	0.6	1.1	183.3%	6.9	2.3	4.6	NM
Mining	0.9	1.2	(0.3)	-25.0%	2.9	2.2	0.7	NM
Other	0.1	0.1	0.0	13.6%	0.3	0.3	0.0	2.0%

Total	$11.2	$11.0	$0.2	1.9%	$51.9	$48.4	$3.6	7.4%
DSM / REST	3.4	0.7	2.7	NM	6.3	1.4	4.8	NM
Fuel Revenues:
Recovered from Customers	23.2	29.4	(6.2)	-21.1%	121.9	133.3	(11.4)	-8.6%

Total Retail Revenues	$37.8	$41.1	($3.3)	-8.1%	$180.1	$183.1	($3.0)	-1.7%

WEATHER — COOLING DEGREE DAYS
Actual	474	652	(178)	-27.3%	8,777	8,795	(18)	-0.2%
10-Year Average	556				8,847
% Change Actual vs. 10-Year Avg.	-14.7%				-0.8%
WEATHER — HEATING DEGREE DAYS
Actual	2,746	2,345	401	17.1%	6,289	6,581	(292)	-4.4%
10-Year Average	2,549				6,392
% Change Actual vs. 10-Year Avg.	7.7%				-1.6%

10 — UES Operating Stats

BASIC AND DILUTED SHARES OUTSTANDING

	Years Ended December 31,
	2009	2008	2007
	-In Thousands-
Numerator:
Net Income	$104,258	$14,021	$58,373
Income from Assumed Conversion of Convertible Senior Notes	4,390		4,390

Adjusted Numerator	$108,648	$14,021	$62,763

Denominator:
Weighted-average Shares of Common Stock Outstanding

Common Shares Issued	35,653	35,415	35,264
Participating Securities	100	260	222
Fully Vested Deferred Stock Units	105	217	274

Total Weighted-average Shares of Common Stock Outstanding and Participating Securities — Basic	35,858	35,892	35,760

Effect of Diluted Securities
Convertible Senior Notes	4,093		4,000
Options and Stock Issuable under Employee Benefit Plans and the Directors’ Plan	499	476	502

Total Shares	40,450	36,368	40,262

For the year ended December 31, 2008, 4 million potentially dilutive shares from the conversion of convertible senior notes, and after-tax interest expense of $4 million was not included in the computation of diluted EPS because to do so would be anti-dilutive.
Stock options to purchase an average of 395,000, 312,000 and 169,000 shares of Common Stock were outstanding during 2009, 2008 and 2007, respectively, but were not included in the computation of EPS because the stock option’s exercise price was greater than the average market price of the Common Stock at year end.

11 — Diluted Share Count